UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON DC 20549

                             _____________

                               FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                   Date of Report:  November 17, 2003


                     ACCESS PHARMACEUTICALS, INC.
          --------------------------------------------------
          (Exact Name of Registrant as Specified in Charter)



   DELAWARE                      0-9314                       83-0221517
----------------------------  -------------           ----------------------
(State or Other Jurisdiction  (Commission                   (IRS Employer
    of Incorporation)         File Number)               Identification No.)


             2600 Stemmons Frwy. Suite 176, Dallas, TX 75207
           ---------------------------------------------------
           (Address of Principal Executive Offices) (Zip Code)


    Registrant's telephone number, including area code  (214) 905-5100
                                                        --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c) Exhibits.
    ---------

99.1  Access Pharmaceuticals, Inc. Press Release, dated November 14, 2003.


Item 12.  Disclosure of Results of Operations and Financial Condition.

Access Pharmaceuticals, Inc. issued a press release on November 17, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that on November 17, 2003 it will report its financial results for the third quarter ended September 30, 2003. It will have a conference call on November 17, 2003 to discuss the results. This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities
Act of 1933.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACCESS PHARMACEUTICALS, INC.


Dated:  November 17, 2003                By: /s/ Stephen B. Thompson
                                            ------------------------
                                             Stephen B. Thompson
                                             Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

                             EXHIBIT INDEX

Exhibit Number  Description
--------------  ------------
99.1            Press Release, dated November 17, 2003